                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): April 16, 2003



                          REGIONS FINANCIAL CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)




           Delaware                       0-6159                 63-0589368
-----------------------------          ------------          -------------------
       (State or other                 (Commission              (IRS Employer
jurisdiction of incorporation          File Number)          Identification No.)


           417 North 20th Street, Birmingham, Alabama         35203
          --------------------------------------------     -----------
            (Address of principal executive offices)       (Zip code)


                                 (205) 944-1300
              ----------------------------------------------------
              (Registrant's telephone number, including area code)
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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

   (c) Exhibits. The exhibit listed in the exhibit index is furnished pursuant to Item 9 and Item 12 and should not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934.


ITEM 9.  REGULATION FD DISCLOSURE (FURNISHED UNDER ITEM 9 AND ITEM 12)

     In accordance with general instruction B.2. of Form 8-K, the following information is furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934.

     On April 16, 2003, the registrant Regions Financial Corporation issued a press release reporting on its results of operations for the quarter ended March 31, 2003. The press release is included in this report as exhibit 99.1.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       REGIONS FINANCIAL CORPORATION
                                               (Registrant)



                                       By: /s/ Ronald C. Jackson
                                           -------------------------------------
                                           Ronald C. Jackson
                                           Senior Vice President and Comptroller


Date: April 16, 2003




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                                INDEX TO EXHIBITS

                                                                      Sequential
Exhibit                                                                Page No.
-------                                                               ----------
 99.1       Press release dated April 16, 2003.









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